EXHIBIT 10.8a




                       ARIZONA PUBLIC SERVICE COMPANY

                         SUPPLEMENTAL EXCESS BENEFIT

                               RETIREMENT PLAN

                              TABLE OF CONTENTS




                                                                        Page

ARTICLE ONE - PREAMBLE  . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE TWO - CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE THREE - ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . .  3

ARTICLE FOUR - BENEFITS . . . . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE FIVE - PAYMENT OF BENEFITS  . . . . . . . . . . . . . . . . . .  4

ARTICLE SIX - FUNDING . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE SEVEN - ADMINISTRATION  . . . . . . . . . . . . . . . . . . . .  5

ARTICLE EIGHT - AMENDMENT AND TERMINATION OF THE PLAN . . . . . . . . .  6

ARTICLE NINE - ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE TEN - WITHHOLDING . . . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE ELEVEN - OTHER BENEFIT PLANS OF THE COMPANY   . . . . . . . . .  7

ARTICLE TWELVE - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . .  7

                       ARIZONA PUBLIC SERVICE COMPANY

                 SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN



                                 ARTICLE ONE

                                  PREAMBLE

          ARIZONA  PUBLIC SERVICE  COMPANY, hereinafter  referred to  as the

"Company",  has  previously  adopted  the  ARIZONA  PUBLIC  SERVICE  COMPANY

EMPLOYEES'  RETIREMENT  PLAN, hereinafter  referred  to  as the  "Retirement

Plan".   Subsequent to adoption of the  Retirement Plan, the Company adopted

THE  SAVINGS  PLAN   FOR  EMPLOYEES  OF  ARIZONA  PUBLIC   SERVICE  COMPANY,

hereinafter referred to as the "Savings Plan."  The Retirement  Plan and the

Savings  Plan are  subject to  the benefit  and contribution  limitations of

Section 415 of  the Internal Revenue  Code, hereinafter  referred to as  the

"Code".   By reason  of the  limitations of  Section 415  of  the Code,  and pursuant to  the terms  and provisions  of the  Retirement Plan and  Savings

Plan, a Participant's benefits under the Retirement Plan may be reduced from the benefits otherwise payable  pursuant to the terms and  provisions of the

Retirement  Plan (operative in the  absence of the  benefit and contribution limitations of Section 415).  The Employee Retirement Income Security Act of

1974,  hereinafter referred  to as  the "Act",  permits establishment  of an

"excess  benefit  plan" for  the purpose  of  paying retirement  benefits to certain employees in  excess of the benefits permitted to  be paid under the

Retirement  Plan by  reason of Section  415 of  the Code.   Accordingly, the

Company hereby adopts the ARIZONA PUBLIC SERVICE COMPANY SUPPLEMENTAL EXCESS

BENEFIT RETIREMENT  PLAN, hereinafter referred  to as the  "Plan", effective

January 1, 1982.



                                 ARTICLE TWO

                                CONSTRUCTION

          Terms capitalized in  this Plan  shall have the  meaning given  in

Article Two of the Retirement  Plan, governing definitions and construction,

except  where  such terms  are  otherwise  defined in  this  Plan.   If  any

provision of  this  Plan is  determined  for any  reason  to be  invalid  or unenforceable, the  remaining provisions shall  continue in  full force  and effect.  All of the provisions of  this Plan shall be construed and enforced according  to the laws  of the State  of Arizona, and  shall be administered according to  the laws of  such state, except  as otherwise required  by the

Act, the Code or other applicable  federal law.  It is the intention  of the

Company  that the  Plan,  as adopted  by  the Company,  shall  constitute an

"excess benefit plan",  as defined in Section (3)(36) of  the Act.  Benefits under this Plan  shall be paid  from the Company's  general assets, and  not from any trust fund or other segregated fund.  This Plan  shall be construed in a manner consistent with the Company's intention.

                                ARTICLE THREE

                        ELIGIBILITY AND PARTICIPATION

          The Executive Committee of  the Board of Directors of  the Company

shall designate for participation in this Plan Employees of the Company  who are Participants in  the Retirement  Plan.  Designation  of participants  in this Plan may be made individually or by group designation, as determined by

the  Executive Committee.    A  participant  in  this  Plan  shall  commence

participation in this Plan as of the first day of the Plan Year in which his participation is  determined.  Such  participation shall continue  until the

Executive Committee  informs the participant in writing that he is no longer eligible for participation in this Plan.



                                ARTICLE FOUR

                                  BENEFITS

          Any  participant  in  this  Plan  who  is  a  Participant  in  the

Retirement Plan and  who receives  a benefit under  the Retirement Plan,  or such Retirement  Plan  Participant's surviving  spouse or  annuitant in  the event of  the Retirement Plan  Participant's death, shall  be entitled to  a monthly benefit payable hereunder  in accordance with this ARTICLE  FOUR and with  ARTICLE FIVE of  this Plan, equal  to the excess,  if any, of  (a) the amount of  such participant's or  surviving spouse's or  annuitant's monthly benefit  under  the Retirement  Plan computed  under  the provisions  of the

Retirement  Plan without  regard to the  limitations of  Section 5.8  of the

Retirement Plan  and Section 415  of the Code,  over (b) the amount  of such participant's or surviving spouse's  or annuitant's monthly benefit actually payable  under the  Retirement Plan,  computed under  the provisions  of the

Retirement  Plan  and subject  to Section  5.8  of the  Retirement  Plan and

Section 415 of the Code.

          Benefits  payable under  this  Plan shall  be  payable to  a  Plan participant or his spouse or other  annuitant in the same manner and subject to  all the  same options,  conditions, privileges  and restrictions  as are applicable to  the benefits payable to the Plan participant, spouse or other annuitant  of  a  Participant under  the  Retirement  Plan,  as though  such benefits  were  payable as  a  part of  the  benefits being  paid  under the

Retirement  Plan, without, however,  taking into account  the limitations of

Section 5.8 of  the Retirement Plan and Section 415  of the Internal Revenue

Code.  An  election of mode of payment under the  Retirement Plan shall be a similar election under this Plan.



                                ARTICLE FIVE

                             PAYMENT OF BENEFITS

          Benefits  under  this  Plan  shall  become  payable  when  a  Plan participant  (or his spouse or  annuitant) begins to  receive payments under the Retirement Plan, and shall be payable by the  Company in the same manner and  at  the  same time  as  the  Plan  participant's  (or his  spouse's  or annuitant's) benefits under  the Retirement  Plan are paid,  as though  such benefits were otherwise payable as  a part of the benefits being  paid under the Retirement Plan.



                                 ARTICLE SIX

                                   FUNDING

          Benefits  under this Plan shall be payable from the general assets of the Company,  and shall not  be segregated in a  trust fund or  otherwise

funded in  any manner prior  to the time  of payment.   No Plan  participant

shall  have any  vested  rights hereunder  nor any  right  hereunder to  any specific assets of the Company.



                                ARTICLE SEVEN

                               ADMINISTRATION

          This Plan  will be administered by the Committee which administers

the Retirement  Plan.   With  respect to  administration of  this Plan,  the

provisions of  Article  Eleven of  the  Retirement Plan,  governing  claims,

Section 10.4 of the Retirement Plan,  governing powers of the Committee, and

Section 12.2  of the  Retirement  Plan, regarding  scope of  responsibility,

shall be fully applicable.

                                ARTICLE EIGHT

                    AMENDMENT AND TERMINATION OF THE PLAN

          This Plan may  be amended in  whole or  in part, prospectively  or retroactively,  by action of  the Company's Board  of Directors, and  may be terminated  at  any time  by action  of  the Company's  Board  of Directors;

provided,  however, that no such  amendment or termination  shall reduce any amount payable hereunder to the extent such amount accrued prior to the date of amendment or termination.



                                ARTICLE NINE

                                 ASSIGNMENT

          No Plan  participant or  beneficiary of  a Plan  participant shall have any right  to assign, pledge, hypothecate, anticipate or any way create a lien on any amounts payable hereunder.  No amounts payable hereunder shall be subject to assignment  or transfer or  otherwise be alienable, either  by voluntary or  involuntary  act,  or  by  operation of  law,  or  subject  to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process, or be liable in any way for the  debts or defaults of Plan participants and their beneficiaries.



                                 ARTICLE TEN

                                 WITHHOLDING

          Any  taxes  required   to  be  withheld  from   payments  to  Plan

participants hereunder shall be deducted and withheld by the Company.



                               ARTICLE ELEVEN

                     OTHER BENEFIT PLANS OF THE COMPANY

          Nothing contained in  this Plan shall  prevent a Plan  participant prior to his death,  or his spouse or other annuitant  after his death, from receiving, in  addition to any  payments provided  for under this  Plan, any payments  provided for under the Retirement  Plan or under the Savings Plan,

or which would otherwise be  payable or distributable to him,  his surviving spouse or  annuitant under any plan  or policy of the  Company or otherwise.

Nothing in this Plan shall be construed as preventing the Company or any  of its  subsidiaries from establishing  any other or  different plans providing for current or deferred compensation for employees.



                               ARTICLE TWELVE

                                MISCELLANEOUS

          Nothing contained in this Plan shall be construed as a contract of employment between  the  Company and  an  employee, or  as  a right  of  any employee  to  be  continued in  the  employment  of  the  Company, or  as  a limitation of  the right of the  Company to discharge any  of its employees,

with or without cause.

          All of  the provisions  of  this Plan  shall be  binding upon  all persons  who shall  be entitled  to any  benefit hereunder, their  heirs and personal representatives.

          IN WITNESS WHEREOF, ARIZONA PUBLIC SERVICE COMPANY has  signed and sealed this instrument the 17th day of DECEMBER, 1982.

                              ARIZONA PUBLIC SERVICE
                              COMPANY


                              By      Keith L. Turley
                                --------------------------------------------
                                       Its   Chairman of the Board
                                          ----------------------------------

                                                                   "Company"


Attest:


By      William T. Quinsler
  -----------------------------
   Its     Secretary
      -------------------------

                             FIRST AMENDMENT TO

                     THE ARIZONA PUBLIC SERVICE COMPANY

                 SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN


     ARIZONA  PUBLIC  SERVICE  COMPANY,   hereinafter  referred  to  as  the

"Company,"  has  previously  adopted  the  ARIZONA  PUBLIC  SERVICE  COMPANY

EMPLOYEES'  RETIREMENT  PLAN, hereinafter  referred  to  as the  "Retirement

Plan."  Subsequent to adoption of  the Retirement Plan, the Company  adopted

THE  SAVINGS   PLAN  FOR  EMPLOYEES  OF  ARIZONA   PUBLIC  SERVICE  COMPANY,

hereinafter  referred  to as  the "Savings  Plan."   The  Company previously

adopted  the  ARIZONA PUBLIC  SERVICE  COMPANY  SUPPLEMENTAL EXCESS  BENEFIT

RETIREMENT PLAN, hereinafter referred to as the "Plan," effective January 1,

1982.  By  this First Amendment,  the Company intends  to amend the Plan  to include bonuses in pensionable compensation under the Plan.

     1.   This First Amendment  to the  Plan shall be  effective January  1,

1986.  Any provision of the Plan  not amended by this First Amendment to the

Plan shall be considered to remain in full force and effect.

     2.   This First Amendment shall affect the benefits under this Plan for employees becoming entitled to benefits under this Plan on and after January

1, 1986.   The benefits  of any employees  for whom benefits  have commenced under this  Plan prior to such  date shall be determined  in accordance with the terms and provisions of the Plan in effect before this First Amendment.

     3.   Article  Four of the  plan is hereby  amended and  restated in its entirety to provide as follows:

                                "ARTICLE FOUR

                                  BENEFITS



     Any participant  in this Plan  who is  a participant in  the Retirement

Plan  and  who  receives  a  benefit  under  the  Retirement  Plan, or  such

Retirement  Plan Participant's surviving spouse or annuitant in the event of the  Retirement Plan  Participant's death,  shall be  entitled to  a monthly benefit  payable hereunder  in accordance  with this  ARTICLE FOUR  and with

ARTICLE FIVE of this Plan, equal to the excess, if any, of (a) the amount of such  Participant's or  surviving  spouse's or  annuitant's monthly  benefit under  the  Retirement  Plan  (1)  computed  under  the  provisions  of  the

Retirement Plan without regard to the limitations of Section 415 of the Code and the corresponding  provisions of the Retirement  Plan (as of January  1,

1986, set forth in  Section 5.10 of the Retirement Plan) and (2) computed as though  bonuses and  incentive payments  payable to  salaried Employees  are taken  into account under the Retirement Plan in determining Average Monthly

Compensation and  Compensation and  are not  excluded from consideration  in such determination, over (b)  the amount of such Participant's  or surviving

spouse's  or   annuitant's  monthly  benefit  actually   payable  under  the

Retirement  Plan, computed under the  provisions of the  Retirement Plan and subject to Section 415 of the Code and Section 5.10 of the Retirement Plan.

     Benefits payable under this Plan shall be payable to a Plan participant or his spouse or other  annuitant in the same manner and subject  to all the same options, conditions,  privileges and restrictions as  are applicable to the benefits payable to the Plan participant, spouse or other annuitant of a

Participant  under the Retirement Plan, as though such benefits were payable as  a part of  the benefits being  paid under the  Retirement Plan; provided that such payment shall  be separate from payment under  the Retirement Plan and may be  paid on  a different  day of  the month  than the  day on  which

Retirement Plan benefit payments are  made.  An election of mode  of payment under the Retirement Plan shall be a similar election under this Plan."

     4.   Except as  amended by  this  First Amendment,  the Company  hereby ratifies the Plan in its entirety.

     IN  WITNESS WHEREOF,  ARIZONA  PUBLIC SERVICE  COMPANY  has signed  and sealed this instrument the 20th day of September, 1986.

                              ARIZONA PUBLIC SERVICE COMPANY



                              By   Keith L. Turley
                                -------------------------------

                              Its  Chairman & CEO
                                 ------------------------------
                                                  "Company"


ATTEST:


By     Faye Widenmann
  -------------------------------

   Its    Secretary
      ---------------------------


                             SECOND AMENDMENT TO
                     THE ARIZONA PUBLIC SERVICE COMPANY
                 SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN


     Effective  January  1,  1982,   ARIZONA  PUBLIC  SERVICE  COMPANY  (the

"Company") adopted  the ARIZONA  PUBLIC SERVICE COMPANY  SUPPLEMENTAL EXCESS

BENEFIT RETIREMENT  PLAN (the "Plan").   The Plan was thereafter  amended on

September 30,  1986.  By this  instrument, the Company intends  to amend the

Plan  to  provide  eligible  employees with  the  benefits  attributable  to compensation in excess of  $200,000.00, which may not be taken  into account for purposes of the qualified pension and profit sharing plans maintained by the Company as a result of recent amendments to the Internal Revenue Code of

1986, as amended.

     1.   This amendment shall amend only those provisions set forth herein,

and  those provisions  not amended  hereby shall  remain in  full force  and effect.

     2.   Article  Four of  the Plan is  hereby amended and  restated in its entirety to provide as follows:



                                ARTICLE FOUR

                                  BENEFITS

          Subject to ARTICLE SIX, any participant in the Plan who is a Participant in the Retirement Plan and who receives a benefit under the Retirement Plan, or such participant's surviving spouse or annuitant in the event of the participant's death, shall be entitled to a monthly benefit payable hereunder in accordance with this ARTICLE FOUR and with ARTICLE FIVE of the Plan, equal to the excess, if any, of (a) the amount of such participant's or surviving spouse's or annuitant's monthly benefit under the
     Retirement Plan computed (i) under the provisions of the Retirement Plan without regard to that plan's exclusion of bonuses or incentive payments payable to the participant or to the limitations on the amount of "Compensation" that may be taken into account under the Retirement Plan under Section 401(a)(17) of the Code and without regard to the provisions of Section 5.9 of the Retirement Plan and Section 415 of the Code, over (b) the amount of such participant's or surviving spouse's or annuitant's monthly benefit actually payable under the Retirement Plan, as determined under the provisions of the Retirement Plan, including the exclusion of bonuses and incentive payments payable to the participant and the limitations on the amount of "Compensation" that may be taken into account under the Retirement Plan under Code Section 401(a)(17) and the provisions of Section 5.9 of the Retirement Plan and Section 415 of the Code.

          Benefits payable under the Plan shall be payable to a Plan participant or his spouse or other annuitant in the same manner and subject to all the same options, conditions, privileges and restrictions as are applicable to the benefits payable to the Plan participant, spouse or other annuitant of a Participant under the Retirement Plan, as though such benefits were payable as a part of the benefits being paid under the Retirement Plan, without, however, taking into account the Retirement Plan's exclusion of bonuses and incentive payments payable to the participant, the limitation on the "Compensation" that may be taken into account under the Retirement Plan under Code Section 401(a)(17) and the provisions of Section 5.9 of the Retirement Plan and Section 415 of the Code. An election of mode of payment under the Retirement Plan shall constitute an election of a similar mode of payment under this Plan.

     3.   This Amendment shall be effective as of January 1, 1989.

     Except  as  amended hereby,  the Company  hereby  ratifies the  Plan as adopted and thereafter amended.

     Dated:  July 24, 1990.

                         ARIZONA PUBLIC SERVICE COMPANY



                         By   Leslie N. Brockhurst
                            --------------------------------------
                            Its   VP - Human Resources
                                ----------------------------------
                                                        "Company"


                             THIRD AMENDMENT TO
                     THE ARIZONA PUBLIC SERVICE COMPANY
                 SUPPLEMENTAL EXCESS BENEFIT RETIREMENT PLAN


     Effective  January  1,  1982,   ARIZONA  PUBLIC  SERVICE  COMPANY  (the

"Company") adopted  the ARIZONA  PUBLIC SERVICE COMPANY  SUPPLEMENTAL EXCESS

BENEFIT RETIREMENT  PLAN (the "Plan").   The Plan was thereafter  amended on

September  30, 1986  and July  24, 1990.   By  this instrument,  the Company

intends  to amend  the  Plan to  include  deferred compensation  as  pension earnings  for purposes  of calculating the  participant's benefit  under the

Plan  and to  clarify the  inclusion  of bonuses  and incentive  payments as pension earnings.

     1.   This Amendment shall amend only those provisions set forth herein,

and those  provisions not  amended hereby  shall  remain in  full force  and effect.

     2.   Article Four  of the Plan  is hereby amended  and restated  in its entirety to provide as follows:

                                ARTICLE FOUR
                                  BENEFITS

          Subject to ARTICLE SIX, any participant in the Plan who is a participant in the Retirement Plan and who receives a benefit under the Retirement Plan, or such participant's surviving spouse or annuitant in the event of the participant's death, shall be entitled to a monthly benefit payable hereunder in accordance with this ARTICLE FOUR and with ARTICLE FIVE of the Plan, equal to the excess, if any, of (a) the amount of such participant's or surviving spouse's or annuitant's monthly benefit under the Retirement Plan computed under the provisions of the Retirement Plan but (i) including "Compensation" deferred by the participant under the Company's deferred compensation plan; (ii) subject to the limitations set forth below, including as "Compensation" cash payments made to the participant pursuant to bonus or incentive plans maintained by the Company for employees generally; and
     (iii) including "Compensation" in excess of the amount allowed to be taken into account under Section 401(a)(17) of the Code and
     (iv) without regard to the provisions of Section 5.9 of the Retirement Plan and Section 415 of the Code, over (b) the amount of such participant's or surviving spouse's or annuitant's monthly benefit actually payable under the Retirement Plan, as determined under the provisions of the Retirement Plan, including the
     exclusion   of  the   participant's  deferred   compensation,  the
     exclusion of bonus and incentive payments payable to the participant, the limitation on the amount of "Compensation" that may be taken into account under the Retirement Plan under Code
     Section 401(a)(17) and the provisions of Section 5.9 of the Retirement Plan and Section 415 of the Code. For purposes of the foregoing determination, non-cash bonus or incentive payments, bonus or incentive payments which are not "year-end" bonus or incentive payments, and bonuses or incentive payments under individual agreements between the Company and a participant shall be disregarded. In addition, cash payments made under bonus or incentive plans maintained by the Company for employees generally shall be disregarded to the extent that such payments exceed the maximum amount that the Human Resources Committee of the Board, as successor hereunder to the Executive Committee, determines, in its discretion, from time to time, may be taken into account under the Plan as "Compensation." The Human Resources Committee may differentiate among various groups of employees in establishing the maximum bonus or incentive payments that may be taken into account under the Plan.

          Benefits payable under the Plan shall be payable to a Plan participant or his spouse or other annuitant in the same manner and subject to all the same options, conditions, privileges and restrictions as are applicable to the benefits payable to the Plan participant, spouse or other annuitant of a Participant under the Retirement Plan, as though such benefits were payable as a part of the benefits being paid under the Retirement Plan. An election of mode of payment under the Retirement Plan shall constitute an election of a similar mode of payment under this Plan.

     3.   ARTICLE SEVEN is hereby amended in its entirety

to read as follows:

                                ARTICLE SEVEN
                               ADMINISTRATION

          The Plan will be administered by the Administrative Committee that administers the Retirement Plan. With respect to administration of the Plan, except as otherwise provided in this ARTICLE SEVEN, the provisions of Article Eleven of the Retirement Plan governing claims, Section 10.4 of the Retirement Plan governing powers of the Administrative Committee, and Section 12.2 of the Retirement Plan regarding scope of responsibility, shall be fully applicable. Notwithstanding any provision to the contrary herein, the Human Resources Committee shall have the sole and absolute discretion to determine whether a bonus or incentive payment made to a participant constitutes "Compensation" for purposes of ARTICLE FOUR of the Plan.

     4.   This Amendment shall be effective as of January 1, 1992.

     Except  as  amended hereby,  the Company  hereby  ratifies the  Plan as adopted and thereafter amended.

     DATED:  February 13, 1992.


                    ARIZONA PUBLIC SERVICE COMPANY



                    By:  J.B. Norberg
                       --------------------------------------
                         Its  Executive Vice President and
                            ---------------------------------
                              Chief Financial Officer
                            ---------------------------------